UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 3, 2021)

APOLLO MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801
(Address of principal executive offices) (zip code)

(626) 282-0288
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2021, the board of directors of Apollo Medical Holdings, Inc. (the “Company”) appointed Brandon Sim as the Company’s Chief Operating Officer, effective February 3, 2021. In addition to his new position, Mr. Sim will remain as the Company’s Chief Technology Officer and Vice President of Engineering.

Brandon Sim, 27, joined the Company as a Project Manager in June 2019. He was promoted to Interim Chief Technology Officer in September 2019 and named Chief Technology Officer and Vice President of Engineering in February 2020. In May 2020, he and Eric Chin were named Interim Co-Chief Operating Officers. Prior to joining the Company, he served as Quantitative Researcher at Citadel Securities since 2015. From 2012 to 2014, Mr. Sim served as Chief Technology Officer at Theratech, a medical device company focused on developing a low-cost, simple-to-use patch for automated drug delivery. Mr. Sim received his Master of Science in Computer Science and Engineering and Bachelor of Arts in Statistics and Physics, Magna Cum Laude with High Honors, from Harvard University. Mr. Sim is the son of Dr. Kenneth Sim, the Company’s Executive Chairman and Co-Chief Executive Officer.

In connection with Brandon Sim’s appointment as the Company’s Chief Operating Officer, his annual base salary has been increased by $275,000 to $375,000. He will remain eligible for an annual bonus, equity awards and other employee benefits in accordance with the Company’s executive compensation program.

As a result of Mr. Sim’s promotion, Eric Chin is no longer Interim Co-Chief Operating Officer of the Company. However, Mr. Chin will remain as the Company’s Chief Financial Officer and Secretary.

A copy of the press release regarding Brandon Sim’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description
99.1	Apollo Medical Holdings, Inc. press release issued on February 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: February 9, 2021	By:	/s/ Thomas S. Lam, M.D., M.P.H.
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President